Filed Pursuant to Rule 497

 File No. 333-207678

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

 Supplement No. 1 dated May 16, 2018 to the

Prospectus dated April 30, 2018

This Supplement No. 1 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund (the “Trust”), dated April 30, 2018, as supplemented and amended (the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The purpose of this Supplement is to disclose revisions related to the following:

•	A clarification of disclosure related to the Expense Support Agreement; and

•	The termination of the Distribution Support Agreement on May 6, 2018 pursuant to the terms of the agreement.

You should carefully consider the “Risk Factors” beginning on page 59 of the Prospectus before you decide to invest in the Trust’s common shares.

Expense Support and Conditional Reimbursement Agreement

This Supplement supplements and amends the section “Summary of Terms—Expense Support and Conditional Reimbursement Agreement” on page 9 by replacing the first sentence of the first paragraph in its entirety with the following:

The Trust and the Master Fund have entered into separate expense support and conditional reimbursement agreements with Colony NorthStar FV (each an “Expense Support Agreement”) whereby Colony NorthStar FV has agreed to reimburse the Trust and the Master Fund for expenses to seek to ensure that each of the Trust and the Master Fund bears a reasonable level of expenses in relation to its income.

This Supplement supplements and amends the section “Summary of Terms—Expense Support and Conditional Reimbursement Agreement” on page 9 by replacing the first and second sentences of the second paragraph in their entirety with the following:

Pursuant to the Expense Support Agreements, Colony NorthStar FV will reimburse, on a quarterly basis, the Trust and the Master Fund for expenses (excluding offering expenses) in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trust’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income (plus offering expenses) for such quarter of the Trust or the Master Fund, as applicable, minus reimbursement payments, if any, payable to Colony NorthStar FV during such quarter pursuant to this arrangement.

This Supplement supplements and amends the section “Investment Objectives and Strategies—The Advisor’s Strengths—Expense Support and Conditional Reimbursement Commitment” on page 39 by replacing the second and third sentences in their entirety with the following:

Under this arrangement, Colony NorthStar FV will reimburse, on a quarterly basis, the Trust and the Master Fund for expenses (excluding offering expenses) in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trust’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income (plus offering expenses) for such quarter of the Trust or the Master Fund, as applicable, minus reimbursement payments, if any, payable to Colony NorthStar FV during such quarter pursuant to this arrangement.

This Supplement supplements and amends the section “Distributions—Expense Support and Conditional Reimbursement Agreement” on page 202 by replacing the first sentence of the first paragraph in its entirety with the following:

The Trust and the Master Fund have entered into Expense Support Agreements with Colony NorthStar FV whereby Colony NorthStar FV has agreed to reimburse the Trust and the Master Fund for expenses to seek to ensure that each of the Trust and the Master Fund bears a reasonable level of expenses in relation to its income.

This Supplement supplements and amends the section “Distributions—Expense Support and Conditional Reimbursement Agreement” on page 202 by replacing the first and second sentences of the second paragraph in their entirety with the following:

Pursuant to the Expense Support Agreements, Colony NorthStar FV will reimburse, on a quarterly basis, the Trust and the Master Fund for expenses (excluding offering expenses) in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trust’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income (plus offering expenses) for such quarter of the Trust or the Master Fund, as applicable, minus reimbursement payments, if any, payable to Colony NorthStar FV during such quarter pursuant to this arrangement.

Distribution Support Agreement

The Distribution Support Agreement was terminated on May 6, 2018 pursuant to its terms, with Trust distributions never having been required to be paid pursuant to such agreement as a result of the Trust and the Master Fund entering into separate Expense Support Agreements with Colony NorthStar FV. As such, this Supplement supplements and amends the following sections of the Prospectus by deleting each reference to the Distribution Support Agreement, including any related disclosure, and making such necessary grammatical changes as the context requires to remove such references:

•	Inside front cover, fifth and sixth bullet points

•	“Summary of Terms—Distribution Support Agreement” on pages 10-11

•	“Investment Objectives and Strategies—The Advisor’s Strengths—Distribution Support Commitment” on page 40

•	“Risk Factors—Risks Related to an Investment in the Trust—If the Master Fund pays distributions from sources other than its cash flow from operations, it will have less cash available for investments and the overall return may be reduced” on page 60

•	“Risk Factors—Risks Related to an Investment in the Trust—Shares and Master Fund Shares purchased by the Advisor and its affiliates could be subject to certain risks, including that the affiliates may have an interest in disposing of the Master Fund’s assets at an earlier date so as to recover their investment in the Master Fund Shares and that substantial purchases of Master Fund Shares by the affiliates may limit the Advisor’s ability to fulfill any financial obligations that it may have to the Master Fund or incurred on the Master Fund’s behalf” on page 65

•	“Risk Factors—Risks Related to the Trust and the Master Fund—Any adverse changes in Colony NorthStar’s financial health, the public perception of Colony NorthStar, or the Trust’s and the Master Fund’s relationship with Colony NorthStar or its affiliates could hinder the Master Fund’s operating performance and the return on the Shares” on page 96

•	“Distributions—Distribution Support Agreement” on pages 203-204

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